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                                                                 Exhibit 23(iii)
                                                                 ---------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the reference of our firm in the text of and under the caption "Experts" in the registration statement on Form S-1 of Ocean West Holding Corporation.

Zanesville, Ohio                                Norman Jones Enlow & Co.
April 15, 2002                                  Certified Public Accountants
                                                  & Management Consultants

                                                By:  /s/ Gerald R. Tucker
                                                   -----------------------------

                                                Title: Partner